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                         BRINSON ENHANCED S&P 500 FUND
                       BRINSON ENHANCED NASDAQ-100 FUND

              Supplement to the Prospectus dated November 5, 2001

                                                                   April 8, 2002


Dear Investor,

This is a supplement to the prospectus of the funds listed above. The purpose of this supplement is to notify you of (1) changes to the trust and fund names, (2) changes to the name of the company that serves as the funds' investment advisor, administrator and principal underwriter, (3) changes to the funds' investment policies to comply with a new rule of the Securities and Exchange Commission and
(4) waiver/eligibility changes.

      1. Trust and Fund Name Changes.

         . Effective April 8, 2002, Brinson Securities Trust, of which Brinson Enhanced S&P 500 Fund and Brinson Enhanced NASDAQ-100 Fund are series, has changed its name to:

                             "UBS Securities Trust"

         . Effective April 8, 2002, Brinson Enhanced S&P 500 Fund has changed its name to:

                        "UBS Enhanced S&P 500 Fund"

         . Effective April 8, 2002, Brinson Enhanced Nasdaq-100 Fund has changed its name to:

                         "UBS Enhanced Nasdaq-100 Fund"

      2. Investment Advisor, Administrator and Principal Underwriter Name
         Change.

         Effective April 8, 2002, Brinson Advisors, Inc., the funds' investment advisor, administrator and principal underwriter has changed its name to "UBS Global Asset Management (US) Inc." References to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM."

      3. Investment Policy Change.

         Enhanced S&P 500 Fund

         . Insert the following after the first paragraph under the section entitled "Principal Investment Strategies" on page 3:

                Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund may invest up to 20% of its net assets in cash or money market
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                instruments, although it expects these investments will
                represent a much smaller portion of its net assets under normal circumstances.

         Enhanced Nasdaq-100 Fund

         . Insert the following after the first paragraph under the section entitled "Principal Investment Strategies" on page 6:

                Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the Nasdaq-100 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

      4. Waiver/Eligibility Changes.

         . Replace Class A front-end sales charge waiver #10 on page 14 with the following:

                College savings plans organized under Section 529 of the Internal Revenue Code.

         .  Insert a new Class Y eligible purchaser on page 14:

                College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds.



                                                                 Item No. ZS-138